EXHIBIT 10.33


RENTAL CONTRACT

Party A                  :Shenzhen Buji District Economic Development Company

Legal Representative     :Mr. Tsang Leung                  Tel: 887-1086
                                                           Fax: 887-3362

Party B                  :Durable Electronic Industries Co. Ltd.

Person in Charge         :Mr. John Shieh                   I.D.#: P069664(5)
                                                           Fax: 887-3714

Correspondence Address   :Unit 1104, Block A, Hunghom Commercial Centre,
                          39 Ma Tau Wai Road, Hunghom, Kowloon, H.K.

Party B agreed to rent from Party A 10,182 square meter of Lo Wang Industrial Zone E, No. 1, 3 Level Manufacturing Plant, 988 square meter of Zone E, No. 9 Administration Officer, 1,777 square meter of Zone D, No. 17 Come, 1,000 square meter of Zone D, No. 18 Dome, 1,131 square meter of Zone D, No. 21, 3 Level Dining Room, 909 square meter of Zone F, No. 3, 208 square meter of Maintenance Section. Both parties bear and share equal responsibilities, to implement the following conditions stipulated as follows:


1)       Party A to render the following:

         1.1) Render all the above mentioned flats - 10,182 square meter of Manufacturing Plant, 6,790 square meter of Dining Room, Dome, Administration Office Area and Electricity Room etc...
                  Grand Total is 16,972 sq. meter.

         1.2) Provide 800 KVA Electricity Facilities Unit (High Volt Electricity part and Electricity Room are responsible by Party A, whilst, Low Volt Electricity part is responsible by Party B.) Down-deposit payment will be paid by Party B.
                  All utilities applications will be taken care by Party A.

         1.3) One additional cargo lift is to be installed by Party A in which the completion date is March (existing have 2 cargo lifts)


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2)       Party B responsibilities:

         2.1) Must follow strictly the scope of business operation regulations, to proceed the production, and follow the rule of China Regulations, Politics, Customs, Environmental Politics; follow this agreement conditions, follow the Safety of Production Guidelines, Safety of Fire System Guidelines, listen and follow instructions provided by China Institution/Authorities.

         2.2) Labour Management: Appointment of factory workers, taking care of wages, labour insurance, Live Benefit, Praise and Punishment issues, which should stick and comply with the "Rules and Regulations of Enterprise Joint Venture with PRC" as well as the Shenzhen Labour and Insurance Authorities.

         2.3) Part B to pay for electricity, water and fees for various government department on drainage, environmental, worker visa, customs duty and inland revenue.

         2.4) During the contract period, Part B to pay for insurance coverage on the rental area and responsible for maintenance of same on doors, windows, drainage works, water and electricity set up.

         2.5) Part A will have no responsibility on Part B's debt or creditors issues.

         2.6) Part B to pay for any added on charges on water and electricity.

         2.7) Part B to pay for the installation of telephone which is one of her assets.

3)       Rental calculation and Advance rental

         3.1)     First and second year, April 1, 1997 to March 31, 1999

                  Area for canteen, quarters, office electricity room, the monthly rental is RMB11 - while manufacturing plant will be at RMB12.

                  If the hand over period is on/before January 15, 1997, rental starts from April 1. If the hand over period in on/before April 1, rental starts from May 1.

         3.2) The third and fourth year, monthly rental is at RMB13 - for manufacturing plant and RMB12 - for other areas.

                  The fifth year, monthly rental is at RMB14 - for manufacturing plant and RMB13 - for others areas.



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         3.3)     Renovation period is up to March 31 and rental starts from
                  April 1.

         3.4)     Advance payment (for one month rental).

                  RMB200,000 - as the deposit payable within 10 days from date of contract. This deposie will be returned to Party B when the contract terminates (with deduction on any damage made in the rental areas).

         3.5)     Rental Calculation

                  Rental starts on April 1 (if the hand over is on April 1, rental starts on May 1). Rental payment should be made before the 30th of each month. A surcharge of 5% per day will be added if the rental payment is over 10 days.

         3.6) If rental payment, water, and electricity bill are overdue for one month or above, Party B will be considered as Breach of Contract and Party A has the right to forfeit the rental deposit as compensation.

4)       Others.

4.1) Party B will be resonsible for the maintenance works on all rental areas on fire precautions, safety and cleanliness in canteen.

4.2) During the rental period, any renovation/alteration works should get the consent of Party A before such work is carried out. When the rental period terminates, Party B is not allowed to dismantle the added on facilities on electricity and water supplies.

4.3) Maintenance of manufacture plant and quarters during the contract period.

         Maintenance works, added on facilities, fire safety equipment will be responsible by Party B while on Party A will be responsible for construction work maintenance.

4.4) Maintanance fees from various departments for health, environmental, drainage will be paid by Party B.

4.5.1)   Responsibility and Breach of Contract

         This contract will consider as void due to new regulation/discipline of the central government or Act of God.


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4.5.2)   Termination or Extension of Contract

         Any changes of the rental contract require 2 months advance notice to either party. The compensation is one month rental payment from the requested party.

4.6)     This contract is valid for 5 years from Jan 1, 1997 to December 31,
         2001.

4.7) This contract has 2 copies and is legal binding with both parties company chops and signatures.



Signed by                                            Signed By
Party A                                              Party B





/S/ ILLEGIBLE                                        /S/ ILLEGIBLE
---------------------------                          ---------------------------
                                                     DEI
                                                     Dated: December 16, 1996




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                             SUPPLEMENTARY CONTRACT
                             ----------------------

Party A:                           Buji District Economic Development Company
Legal Representative:              Tsang Leung              Tel: 887-1083

Party B:                           Durable Electronic Industry Ltd.
Man-in-Charge:                     John Shieh


A rental contract was signed between the two parties on Dec 16, 1996. But due to the delay of hand over the premises by the previous occupier - the shoes manufacturer to party B, a revised rental agreement is set as follows:

1. Originally hand over date is Jan 15, 1997, with rental payable to party A effective from April 1, 1997. In the case if the hand-over is before April 1, 1997 the rental will start on May 1, 1997. Effective from now onwards rental starts from June 1, 1997, including the plant, dormitories and other space areas.

1.1      For the first & second year (period between June 1, 1997 to March 30,
         1999) monthly rental for management quarter, areas for canteen, office, maintenance will be RMB11 - per square meter. Areas for manufacturing plant will be RMB12 per square meter.

1.2 The third and fourth year (April 1, 99 - March 30, 2001) monthly rental for manufacturing plant area will be RMB13 per square meter while others at RMB12 per square meter.

1.3 The fifth year - monthly rental for manufacturing plant area will be RMB14 per square meter and others at RMB13 per square meter.

2.       Other terms remain unchanged.

3. This supplementary contract has 2 copies and each party keeps one. It is legal binding with both parties company chops and signatures on it.


Signed by                                            Signed By
Party A                                              Party B







/S/ ILLEGIBLE                                        /S/ ILLEGIBLE
---------------------------                          ---------------------------
                                                     DEI
                                                     Dated: June 25, 1997